Exhibit 99.1

TRIQUINT SEMICONDUCTOR COMPLETES ACQUISITION

OF WJ COMMUNICATIONS, INC.

WJ Product Line Expands TriQuint’s Base Station, Networks Portfolio;

Enhances Integrated RF Module Capability, Adds Silicon Valley Design Center

HILLSBORO, OR (USA) – May 23, 2008 – TriQuint Semiconductor® (NASDAQ: TQNT), a leading RF semiconductor manufacturer and foundry services provider, today announced the completion of its acquisition of WJ Communications, Inc. (NASDAQ: WJCI). WJ is a leading supplier of radio frequency (RF) solutions for wireless infrastructure. Its devices complement TriQuint’s existing portfolio, broadening the networks market product line while adding RF design expertise to TriQuint’s global facilities through a Silicon Valley (USA) site.

WJ Communications’ stockholders yesterday approved the merger agreement dated March 9, 2008. Following Thursday’s stockholder approval, TriQuint and WJ closed the merger pursuant to the terms of the merger agreement. WJ Communications stock has ceased to be publicly traded and is no longer listed on NASDAQ.

“Completing the acquisition strengthens an already powerful line-up of TriQuint products designed around the needs of our customers,” remarked Ralph Quinsey, TriQuint President and CEO. “TriQuint is the only company serving diverse yet synergistic markets that include mobile handsets, networks infrastructure, military and commercial foundry with such a broadly balanced product portfolio. Our strategy has long been to build a company focused on the RF needs of wireless applications, and the WJ portfolio adds important components for network infrastructure.”

“TriQuint’s acquisition of WJ Communications will complement the company’s successful merger strategy that has added to its technology and IP portfolio,” said Asif Anwar, Director, GaAs and Semiconductor Technologies, Strategy Analytics. “TriQuint can now target a wider range of markets with an even more balanced portfolio focused on networks RF systems. Strategy Analytics projects strength in network infrastructure and base station expansion to continue, reaching $776 million by 2011.”

Acquiring WJ Communications builds on TriQuint’s long-standing strategy to offer complete RF front-end solutions that add value and lower overall system costs. This strategy led TriQuint to acquire SAWTEK in 2001 for its surface acoustic wave (SAW) filter expertise, followed by other portfolio-expanding acquisitions including bulk acoustic wave (BAW) filter technology from TFR Technologies in 2005. RF LDMOS and wideband RF transistor technologies were acquired in 2007 from Peak Devices. Adding WJ Communications’ products in 2008 completes the RF front-end portfolio for cellular base stations including next-generation technology like WCDMA, LTE and emerging 3G standards such as China’s TD-SCDMA.

WJ Communications has a growing portfolio of TD-SCDMA products, including multi-chip integrated modules successfully marketed to a major Chinese base station radio manufacturer. Industry researcher In-Stat projected in a May 20071 report that the TD-SCDMA market could reach 52 million subscribers by 2011 and that rapid growth was expected in 2009 and beyond. The development of highly-efficient integrated modules for base stations is a key aspect of TriQuint’s networks market strategy, according to Brian P. Balut, TriQuint Vice President, Networks.

“WJ’s gain block portfolio complements our base station line-up with very little overlap,” said Mr. Balut. “For example: there are three functionally-related areas in a base station RF amplifier circuit comprised of predriver, driver and output stages. WJ’s lower-power, high-voltage HBT products are well suited as predrivers and drivers, while our high-power devices serve the driver and output stages.”

“WJ’s development of highly-integrated modules for network infrastructure parallels our own. It’s a perfect match,” Mr. Balut added. “The success WJ has achieved with a major TD-SCDMA base station manufacturer in China is testament to their strong technology. We expect continued growth in this segment tied to increasing 3G and 4G applications in the US and Europe, and major mobile phone network build-outs in China, India and other regions.”

In conjunction with this transaction, TriQuint has issued 870,219 stock options to 132 former WJ employees under the 2008 Inducement Award Program, which TriQuint’s board of directors adopted to facilitate granting equity awards as an inducement to join the company. TriQuint has today announced these new employee inducement grants, as required by NASDAQ Marketplace Rule 4350(i)(1)(a)(iv), which were made outside TriQuint’s stockholder-approved stock incentive plans.

The stock options granted as part of the award program have a 10-year life, vest 25% on the first quarterly vest date following twelve months from the date of grant, with the remaining 75% of the option vesting in equal quarterly installments of 6.25% over the next twelve quarterly vesting dates. They have an exercise price of $6.81 which is the closing price of TriQuint’s common stock on the date of the grants.

TriQuint & WJ Base Station Synergy
BASEBAND
CONVERSION
AND
SIGNAL
PROCESSING
A/D
SAW
Filter
Variable
Amplifier
RF
Filter
Mixer
SAW
Filter
Switched
Atten
Mixer
SAW
Filter
RF
Filter
D/A
Mixer
HPA
Step
Atten
Mixer
TriQuint Strength
WJ Strength
Opportunity for Development
KEY
LNA
Example of Typical Base Station Transmit / Receive Block Diagram Illustrating
TriQuint Semiconductor and WJ Communications Key Components
Source:  TriQuint

[1]	In-Stat Report: May, 2007. ©In-Stat Market Research, “TD-SCDMA Market: Handsets Will Not Be the Bottleneck”

FORWARD LOOKING STATEMENTS

This TriQuint Semiconductor, Inc. (Nasdaq: TQNT) press release contains forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties. The cautionary statements made in this press release should be read as being applicable to all related statements wherever they appear. Statements containing such words as ‘expects,’ ‘anticipates,’ ‘will,’ ‘leading,’ or similar terms are considered to contain uncertainty and are forward-looking statements. In particular, statements as to expectations of the merger on future earnings and the benefits TriQuint will or may obtain from the merger are forward-looking statements. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. In addition, a number of factors affect TriQuint’s operating results and could cause its actual future results to differ materially from any results indicated in this press release or in any other forward-looking statements made by, or on behalf of, TriQuint including, but not limited to the inability to: realize synergies, achieve cost effectiveness, expand TriQuint’s presence in the wireless infrastructure market and provide innovative products and security of supply to the networks infrastructure customer base, as well as the other “Risk Factors” set forth in TriQuint’s most recent 10-K and 10-Q report filed with the Securities and Exchange Commission. This and other reports can be found on the SEC web site, www.sec.gov. A reader of this release should understand that these and other risks could cause actual results to differ materially from expectations expressed / implied in forward-looking statements.

FACTS ABOUT TRIQUINT

Founded in 1985, we “Connect the Digital World to the Global Network”™ by supplying high-performance RF modules, components and foundry services to the world’s leading communications companies. Specifically, TriQuint supplies products to four out of the top five cellular handset manufacturers, and is a leading gallium arsenide (GaAs) supplier to major defense and space contractors. TriQuint creates standard and custom products using advanced processes that include gallium arsenide, surface acoustic wave (SAW) and bulk acoustic wave (BAW) technologies to serve diverse markets including wireless handsets, base stations, broadband communications and military. TriQuint is also lead researcher in a 3-year DARPA program to develop advanced gallium nitride (GaN) amplifiers. TriQuint, as named by Strategy Analytics in August 2007, is the number-three worldwide leader in GaAs devices and the world’s largest commercial GaAs foundry. TriQuint has ISO9001 certified manufacturing facilities in Oregon, Texas, and Florida and a production plant in Costa Rica; design centers are located in North America and Germany. Visit TriQuint at www.triquint.com/rf to register for our newsletters.

Ms. Brandi T. Frye Director, Corporate Communications TriQuint Semiconductor, Inc. Tel: +1 (503) 615-9488 Mobile: +1 (503) 780-2318 E-mail: brandi.frye@tqs.com	Mr. Brian P. Balut Vice President TriQuint Semiconductor, Inc. Tel: +1 (407) 886-8860 E-mail: brian.balut@tqs.com	Media Contact: Mr. Mark Andrews Strategic MarComm Manager TriQuint Semiconductor, Inc. Tel: +1 (407) 884-3404 Mobile: +1 (407) 353-8727 E-mail: mark.andrews@tqs.com